Exhibit 32.1

Certificate Pursuant to Section 906
of Sarbanes – Oxley Act of 2002
CERTIFICATION OF CEO

In connection with the quarterly report on Form 10-Q of Axius, Inc. (the “Company”) for the period ended January 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned President, Chief Executive Officer and Chief Financial Officer certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 11, 2011

/s/ Roland Kaufman
Roland Kaufman
President and
Chief Executive Officer

/s/ John Figliolini
Chief Financial Officer